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                          EXHIBIT INDEX


Exhibit No.      Description                 Page
-----------      -----------                 ----

 1            Pro Forma Consolidated         Filed
              Balance Sheet of New           herewith
              England Electric System
              at June 30, 1998

2             Pro Forma Statements of        Filed
              Consolidated Income of         herewith
              New England Electric System
              for the year ended December
              31, 1997 and six months
              ended June 30, 1998

3             Notes to Unaudited Pro Forma   Filed
              Financial Statements           herewith